UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

__________________________________________________________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
July 25, 2007

__________________________________________________________________

CELADON GROUP, INC.
(Exact name of registrant as specified in its charter)

Delaware	000-23192	13-3361050
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

9503 East 33rd Street One Celadon Drive, Indianapolis, IN	46235
(Address of principal executive offices)	(Zip Code)

(317) 972-7000
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Resignation of Chris Hines

On July 25, 2007, non-employee director Chris Hines, tendered his resignation as a member of the Board of Directors (the "Board") of Celadon Group, Inc., a Delaware corporation (the "Company"), effective on that date, in connection with his acceptance of the position of President and Chief Operating Officer of the Company.

Election of Catherine Langham

Following Mr. Hines’ resignation as a member of the Board on June 25, 2007, the Board elected Catherine Langham as a director, effective immediately, to hold office until the next election of directors and until her successor is duly elected and qualified or until her earlier resignation or removal.  Ms. Langham will serve on both of the Board's committees (audit and corporate governance and compensation and nominating).  The Board has concluded that Ms. Langham is independent in accordance with the director independence standards established under Rule 4200(a)(15) of the National Association of Securities Dealers, Inc., and Rule 10A-3(b)(1) under the Securities Exchange Act of 1934, as amended.

Ms. Langham is President and Chief Executive Officer of Langham Logistics, Inc. ("LLI"), a global freight management company specializing in expedited transportation, warehousing, and distribution based in Indianapolis, Indiana.  Ms. Langham has been with LLI since its inception over nineteen years ago and brings over twenty years of experience in the logistics industry.   Previously, Ms. Langham was a director of Marsh Supermarket, Inc. from 1998 through September 2006, where she also served on the audit and executive committees.  Ms. Langham currently serves as a director of The Finish Line, Inc., Chairperson of the Greater Indianapolis Chamber of Commerce, and as a member of the Regions Bank Board of Advisors.  Ms. Langham is a former chairperson of the Indiana Board of the National Association of Women Business Owners and of the Air Forwarders Association.

There are no arrangements or understandings between Ms. Langham and any other persons pursuant to which she was selected as a director, nor are there any transactions of the type described in Item 404(a) of Regulation S-K.

Retirement of Thomas Glaser and Entry into Separation Agreement

On July 25, 2007, Thomas Glaser retired from his position as the Company's President and Chief Operating Officer, effective immediately.  Mr. Glaser and the Celadon Trucking Services, Inc. ("CTSI"), a subsidiary of the Company, have entered into a Separation Agreement, General Release, Consulting Agreement, and Non-Competition, Non-Disclosure, and Non-Solicitation Agreement dated July 25, 2007 (the "Agreement").

Under the Agreement, CTSI will pay Mr. Glaser his current salary through August 3, 2008, and continue certain employment related insurance benefits and auto benefits through August 31, 2007.  Mr. Glaser will be permitted to exercise the vested portion of stock options previously granted to him on or before September 4, 2007, and to receive payment for the vested portion of stock appreciation rights previously granted to him based upon the market price of the Company's stock at the close of the market on Friday, August 3, 2007, Mr. Glaser's last day of employment with the Company.

In addition, the Company will allow Mr. Glaser’s restricted stock grants granted to him October 30, 2003, to continue to vest through October 30, 2007.  An additional 14,062 shares would vest pursuant to such arrangement.  In consideration of the foregoing, Mr. Glaser has agreed to furnish certain transportation consulting services as further described in the Agreement and to certain restrictions on (i) disclosure of proprietary information of the Company, (ii) disparagement of the Company, (iii) solicitation of the Company's employees, customers, and independent contractors, and (iv) engagement in competition with the Company for a period of twenty-four months.  The Company and Mr. Glaser also have agreed to enter into mutual releases.

The above summary of the material terms of the Agreement is qualified in its entirety by reference to the full text of the Agreement, which will be filed with the Company's Quarterly Report on Form 10-Q for the fiscal quarter ended September 30, 2007.

Appointment of Chris Hines to President and Chief Operating Officer of the Company

The Board appointed Chris Hines, age 47, as the Company's President and Chief Operating Officer, effective immediately.  Mr. Hines previously served as a director of the Company from July 1, 2006, until July 25, 2007.  Prior to his appointment to President and Chief Operating Officer of the Company, Mr. Hines served as the President and Chief Operating Officer of Tripmaster Corp., an onboard computer and asset management company primarily serving the trucking industry from June 2006 through July 2007.  From 2004 to 2006, Mr. Hines was the President and Chief Executive Officer of Atipical Holdings, Inc., a business focused on asset management, equipment finance, and backroom productivity solutions.  From 2003 to 2004, Mr. Hines served as President of Pegasus Transtech, a provider of imaging-based business process and workflow solutions.  In 2003, Mr. Hines served as Executive Vice President of Terion, Inc., a provider of satellite equipment tracking hardware and software.  From 1986 to 2002, Mr. Hines served in various roles with TIP North American, a G.E. Capital subsidiary offering trailer financing services, including serving as President from 2000 to 2002.  Mr. Hines has served on the Truckload Carriers of America Board of Directors since 2001.

Mr. Hines’ salary and other compensation arrangements are subject to approval by the Compensation and Nominating Committee (the "Compensation Committee") of the Board of the Company.  Upon final determination and approval by the Compensation Committee, the Company will cause the disclosure of such information on a subsequent Current Report on Form 8-K and such other SEC reports as may be required.

Like other executive officers of the Company, Mr. Hines will not have an employment agreement with the Company. There are no transactions between Mr. Hines and the Company of the type described in Item 404(a) of Regulation S-K.

In connection with the foregoing, the Company issued a press release which was filed as Exhibit 99 to the Current Report on Form 8-K filed with the SEC on July 26, 2007, and such exhibit is incorporated herein by reference.

Item 7.01	Regulation FD Disclosure.

On July 25, 2007, the Company issued a press release after the close of the market announcing the (i) financial and operating results of the Company for the fourth fiscal quarter and year ended June 30, 2007; (ii) resignation of Chris Hines from its Board; (iii) election of Catherine Langham to the Board; (iv) retirement of Thomas Glaser from President and Chief Operating Officer of the Company; and (v) appointment of Chris Hines to President and Chief Operating Officer of the Company. A press release correcting certain minor computational errors in the financial information described under clause (i) above and replacing the previous press release was issued prior to the open of the market on July 26, 2007.   The corrected copy of the press release was subsequently filed as Exhibit 99 to the Current Report on Form 8-K filed with the SEC on July 26, 2007, and is incorporated herein by reference.

The information contained in this Item 7.01 and the exhibit incorporated herein by reference shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the "Exchange Act"), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

EXHIBIT
	NUMBER	EXHIBIT DESCRIPTION
99
Celadon Group, Inc. press release announcing financial and operating results for the fourth fiscal quarter and year ended June 30, 2007 and certain management changes (incorporated herein by reference to Exhibit 99 to the Current Report on Form 8-K filed with the SEC on July 26, 2007).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CELADON GROUP, INC.

Date: July 31, 2007	By:	/s/ Stephen Russell
Stephen Russell
Chairman and Chief Executive Officer

EXHIBIT INDEX

EXHIBIT NUMBER	EXHIBIT DESCRIPTION
99
Celadon Group, Inc. press release announcing financial and operating results for the fourth fiscal quarter and year ended June 30, 2007 and certain management changes (incorporated herein by reference to Exhibit 99 to the Current Report on Form 8-K filed with the SEC on July 26, 2007).